OPPENHEIMER RISING DIVIDENDS FUND

Supplement dated May 31, 2018 to the

Prospectus and Statement of Additional Information,

each dated December 29, 2017

This supplement amends the Prospectus and Statement of Additional Information ("SAI") of Oppenheimer Rising Dividends Fund (the "Fund"), and is in addition to any other supplement(s).

Effective June 29, 2018:

Prospectus:

1.	The section titled "Portfolio Managers" under the heading "The Fund Summary" is deleted in its entirety and replaced with the following:

Portfolio Managers. Manind ("Mani") Govil, CFA, has been a Vice President and portfolio manager of the Fund since October 2016 and Raman Vardharaj, CFA, has been portfolio manager of the Fund since June 2018.

2.	The section titled "Portfolio Managers" under the heading "How the Fund is Managed" is deleted in its entirety and replaced with the following:

Portfolio Managers. The Fund's portfolio is managed by Manind ("Mani") Govil, CFA, and Raman Vardharaj, CFA, who are primarily responsible for the day-to-day management of the Fund's investments. Mr. Govil has been a Vice President and portfolio manager of the Fund since October 2016. Mr. Vardharaj has been a portfolio manager of the Fund since June 2018.

Mr. Govil has been a Senior Vice President, the Main Street Team Leader and a portfolio manager of the Sub-Adviser since May 2009. Prior to joining the Sub-Adviser, Mr. Govil was a portfolio manager with RS Investment Management Co. LLC from October 2006 until March 2009. He served as the head of equity investments at The Guardian Life Insurance Company of America from August 2005 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. He served as the lead portfolio manager - large cap blend/core equity, co-head of equities and head of equity research, from 2001 to July 2005, and was lead portfolio manager - core equity, from April 1996 to July 2005, at Mercantile Capital Advisers, Inc. Mr. Govil is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Mr. Vardharaj has been a Vice President and portfolio manager of the Sub-Adviser since May 2009. Prior to joining the Sub-Adviser, Mr. Vardharaj was a senior quantitative analyst creating stock selection models, monitoring portfolio risks and analyzing portfolio performance across the RS Core Equity Team of RS Investment Management Co. LLC from October 2006 to May 2009. He served as quantitative analyst at The Guardian Life Insurance Company of America from 1998 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. Mr. Vardharaj is a portfolio manager of other portfolios in the OppenheimerFunds complex.

The Statement of Additional Information provides additional information about portfolio manager compensation, other accounts managed and ownership of Fund shares.

SAI:
3.	All references to Josh Peters are removed.

4.	The paragraph titled "Portfolio Managers" under the heading titled "The Manager and the Sub-Adviser" is deleted in its entirety and replaced with the following:

Portfolio Managers. The Fund's portfolio is managed by Manind ("Mani") Govil and Raman Vardharaj (the "Portfolio Managers") who are responsible for the day-to-day management of the Fund's investments.

5.	The paragraph titled "Other Accounts Managed" and table directly below under the heading titled "The Manager and the Sub-Adviser" are deleted in their entirety and replaced with the following:

•     Other Accounts Managed. In addition to managing the Fund's investment portfolio, Messrs. Govil and Vardharaj also manage other investment portfolios and other accounts on behalf of the Sub-Adviser or its affiliates. The following table provides information regarding those other portfolios and accounts as of October 31, 2017 for Mr. Govil and April 30, 2018 for Mr. Vardharaj. No portfolio or account has an advisory fee based on performance.

Portfolio Managers	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed[3]	Other Accounts Managed	Total Assets in Other Accounts Managed[3]
Manind Govil	8	$21.44[1]	0	$0	1	$112.00[1]
Raman Vardharaj	6	$4.75[2]	0	$0	0	$0
1.	In millions.
2.	In billions.
3.	Does not include personal accounts of the portfolio managers and their families, which are subject to the Code of Ethics.

6.	The following information, as of May 30, 2018, is added to the table in the section titled "Ownership of Fund Shares " under the heading titled "The Manager and the Sub-Adviser:"

Portfolio Managers	Range of Shares Beneficially Owned in the Fund
Raman Vardharaj	None

You should read this supplement in conjunction with the Prospectus and Statement of Additional Information and retain it for future reference

May 31, 2018	PS0225.039